EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Torrid Holdings Inc. (the “Company”) on Form 10-Q for the period ended July 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chinwe Abaelu, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: Septmeber 7, 2022    By:    /s/ Chinwe Abaelu
Chinwe Abaelu
Chief Accounting Officer
(Principal Financial Officer)